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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              December 28, 1995


STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of December 1, 1995, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1995-4)


              Structured Asset Securities Corporation
      ------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)



         Delaware                  33-48771          74-2440850
 --------------------------     -------------      ---------------
(State or Other Jurisdiction     (Commission       (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)



     200 Vesey Street                            10285
    New York, New York                     -------------------
  ------------------------                    (Zip Code)
   (Address of Principal
    Executive Offices)

 Registrant's telephone number, including area code (212) 526-5594

                           No Change
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(Former Name or Former Address, if Changed Since Last Report)


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     Item 5.  Other Events
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     A.   The Registrant registered issuances of Asset Trust Pass-Through
Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-48771) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $201,340,618 in aggregate principal amount of Class A, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1995-4 on December 28, 1995. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated December 18, 1995 and the Prospectus Supplement dated December 18, 1995, to file a copy of the Trust Agreement (defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 1995,
                               -----------
between Structured Asset Securities Corporation, as depositor (the "Depositor"), and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates consist of seven classes: Class A, Class B1, Class B2, Class B3, Class B4, Class B5 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund that contains a pool of adjustable rate, fully amortizing, conventional, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $203,889,234 as of December 1, 1995 (the "Cut-Off Date"), together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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          Item 7.  Financial Statements; Pro Forma Financial Information and

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Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               1.1 Underwriting Agreement, dated December 18, 1995, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

               1.2 Terms Agreement, dated December 18, 1995, among Structured Asset Securities Corporation, Lehman Brothers Inc. and Mellon Financial Markets, Inc.

               4.1 Trust Agreement, dated as of December 1, 1995, between Structured Asset Securities Corporation, as Depositor, and Norwest Bank Minnesota, N.A., as Trustee.

               99   Mortgage Loan Schedule.















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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                                  CORPORATION




                              By:/s/ Wayne C. Olson
                                 --------------------------------------
                                  Name:   Wayne C. Olson
                                  Title:  Senior Vice President




Dated:  January 11, 1996


























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                                EXHIBIT INDEX
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Exhibit No.             Description             Page No.
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1.1                      Underwriting Agreement

1.2                      Terms Agreement

4.1                      Trust Agreement

99                       Mortgage Loan Schedule

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